UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2024
GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

6451 Rosedale Hwy, Bakersfield, California	93308
(Address of Principal Executive Offices)	(Zip Code)

(661) 742-4600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On Wednesday, November 20, 2024, Global Clean Energy Holdings, Inc. (“we,” “us,” “our” and the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 28,976,148 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, representing approximately 58% of the 50,182,233 shares that were outstanding and entitled to vote as of the record date. At the Annual Meeting, the Company’s stockholders voted on the following proposals, and the final voting results for each proposal are set forth below.

Proposal 1: The five director nominees were elected to serve on the Board of Directors of the Company until the 2025 Annual Meeting, as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Susan Anhalt	24,111,788	229,121	4,635,239
Phyllis E. Currie	24,001,580	339,329	4,635,239
Richard Palmer	23,152,803	1,188,106	4,635,239
Noah Verleun	23,657,907	683,002	4,635,239
David R. Walker	23,998,548	342,361	4,635,239

Proposal 2: The proposal to amend the Company’s Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer did not receive the required stockholder vote, and was not approved. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
17,743,961	6,579,017	17,931	4,635,239

Proposal 3: By the following vote, stockholders approved amendments to outstanding non-plan option grants:

For	Against	Abstain	Broker Non-Votes
22,543,451	1,777,870	19,588	4,635,239

Proposal 4: By the following vote, stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
22,699,530	1,611,166	30,213	4,635,239

Proposal 5: The appointment of Grant Thornton LLP as our independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, was ratified by stockholders as follows:

For	Against	Abstain	Broker Non-Votes
28,898,389	51,654	26,105	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 2024	By:	/s/ Wade Adkins
Wade Adkins
Chief Financial Officer